SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date  of  Report:  May  18,  2005

                            PACIFIC PEAK INVESTMENTS
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                         000-3084133                90-0093439
          ------                         -----------                ----------
 (State or other jurisdiction      (Commission File Number)     (IRS Employer ID
of incorporation or organization)                                    Number)

               12607 Hidden Creek Way, Suite S, Cerritos, CA 90703
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (562) 623-4040
                                 --------------
               Registrant's telephone number, including area code

                            Pacific Crest Investments
                            -------------------------
                            (formerly Bluetorch Inc.)
                            -------------------------
                                 (Former names)

Item  8.01     Other  Events:

On May 16, 2005 the Company's Board of Directors and the holders of 52.9% of the outstanding common shares of the Company adopted a resolution, pursuant to the applicable provisions of the Investment Company Act of 1940, as amended, authorizing the Company to issue shares at a price that is below its net asset value per share.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PACIFIC  PEAK  INVESTMENTS
--------------------------

Date:    May  18,  2005     /s/  Bruce  MacGregor
                            ---------------------
                            Bruce  MacGregor,  Chief  Executive  Officer